UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 15, 2006

(Date of earliest event reported)

CRITICAL PATH, INC.

(Exact name of registrant as specified in its charter)

California	0-25331	94-1788300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Harrison Street, 2nd Floor, San Francisco, California 94105

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 541-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

On September 15, 2006, the Audit Committee of the Board of Directors of Critical Path, Inc. (the “Company”) approved the dismissal of PricewaterhouseCoopers LLP (“PWC”) as the Company’s independent registered public accounting firm, effective immediately.

PWC’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2005 and 2004 and through September 15, 2006, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference thereto in their reports on the Company’s financial statements for such years. During the fiscal years ended December 31, 2005 and 2004 and through September 15, 2006, except as noted below, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

In the Item 4 section of the Company’s Form 10-Q for the quarter ended June 30, 2006 and in the Item 9A section of the Company’s Form 10-K for the year ended December 31, 2005, management of the Company indicated that its controls were not effective and disclosed the existence of four material weaknesses in internal controls as of June 30, 2006 and 2005, March 31, 2006 and 2005, September 30, 2005 and December 31, 2005. Such material weaknesses are as follows: (1) Lack of expertise and resources to analyze and apply generally accepted accounting principles to significant non-routine transactions; (2) Inadequate controls over period-end financial reporting processes; (3) Inadequate segregation of duties; and (4) Inadequate controls over access to financial applications and data.

Refer to the Item 9A section of the Company’s Form 10-K for the year ended December 31, 2005 for a description of the management’s remediation initiatives for the four material weaknesses described above. The Company has authorized PWC to respond fully to the inquiries of the successor accountant concerning the subject matter of each of the four material weaknesses described above.

A copy of PWC’s letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements, dated September 19, 2006 is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

On September 15, 2006, the Audit Committee approved the engagement of Burr, Pilger & Mayer LLP (“BPM”) to serve as the Company’s principal independent registered accounting firm to audit the Company’s financial statements for the year ending December 31, 2006, effective immediately. Prior to the engagement of BPM, the Company had no consultations or discussions with BPM regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of opinion that might be rendered by them on our financial statements. Further, prior to their engagement, the Company received no oral or written advice of any kind from BPM pursuant to Item 304(a)(2)(i) and Item 304(a)(2)(ii) of Regulation S-K.

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated September 19, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2006

CRITICAL PATH, INC.

By:	/s/ Michael J. Zukerman
Michael J. Zukerman
Executive Vice President, General Counsel and Secretary

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